Exhibit 99.1

TWELFTH WAIVER TO AGREEMENT AND PLAN OF MERGER

This TWELFTH WAIVER TO AGREEMENT AND PLAN OF MERGER (this “Waiver”), dated December 5, 2024, is made by and among Crown Laboratories, Inc., a Delaware corporation (“Parent”), Reba Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Revance Therapeutics, Inc., a Delaware corporation (the “Company”), and waives certain provisions (as set forth herein) of that certain Agreement and Plan of Merger, dated August 11, 2024 (as the same may be amended, modified or restated in accordance with the terms thereof, the “Merger Agreement”), by and among Parent, Merger Sub and the Company. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

WHEREAS, pursuant to that certain Waiver to the Agreement and Plan of Merger, dated as of August 27, 2024 (the “First Waiver”), the parties hereto have previously agreed to extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Second Waiver to the Agreement and Plan of Merger, dated as of September 19, 2024 (the “Second Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Third Waiver to the Agreement and Plan of Merger, dated as of October 3, 2024 (the “Third Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Fourth Waiver to the Agreement and Plan of Merger, dated as of October 18, 2024 (the “Fourth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Fifth Waiver to the Agreement and Plan of Merger, dated as of October 25, 2024 (the “Fifth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Sixth Waiver to the Agreement and Plan of Merger, dated as of November 1, 2024 (the “Sixth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Seventh Waiver to the Agreement and Plan of Merger, dated as of November 12, 2024 (the “Seventh Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Eighth Waiver to the Agreement and Plan of Merger, dated as of November 19, 2024 (the “Eighth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Ninth Waiver to the Agreement and Plan of Merger, dated as of November 26, 2024 (the “Ninth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Tenth Waiver to the Agreement and Plan of Merger, dated as of November 29, 2024 (the “Tenth Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement;

WHEREAS, pursuant to that certain Eleventh Waiver to the Agreement and Plan of Merger, dated as of December 3, 2024 (the “Eleventh Waiver”), the parties hereto have previously agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement; and

WHEREAS, the parties hereto have agreed to further extend the time under Section 2.1(a) of the Merger Agreement by which the Offer is to be commenced pursuant to the Merger Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Extension of Commencement of the Offer under Section 2.1(a) of the Merger Agreement. The parties hereto acknowledge and agree, notwithstanding the First Waiver, Second Waiver, Third Waiver, Fourth Waiver, Fifth Waiver, Sixth Waiver, Seventh Waiver, Eighth Waiver, Ninth Waiver, Tenth Waiver and Eleventh Waiver, that the reference in the first parenthetical in the first sentence of Section 2.1(a) of the Merger Agreement that the Offer be commenced thereunder within 15 Business Days after the date of the Merger Agreement is hereby extended to December 9, 2024 or such other date as may be agreed to between the Company and Parent.

2. Counterparts; Effectiveness. Except as otherwise expressly provided herein, the terms, provisions and conditions of the Merger Agreement shall remain unchanged and the Merger Agreement shall be construed in a manner consistent with this Waiver. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first written above.

CROWN LABORATORIES, INC.

By:	/s/ Jeffery A. Bedard
	Name:	Jeffery A. Bedard
	Title:	Chief Executive Officer

REBA MERGER SUB, INC.

By:	/s/ Jeffery A. Bedard
	Name:	Jeffery A. Bedard
	Title:	Chief Executive Officer

REVANCE THERAPEUTICS, INC.

By:	/s/ Mark J. Foley
	Name:	Mark Foley
	Title:	President and Chief Executive Officer